UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 8.01.	Other Events

On January 14, 2023, Citi Trends, Inc. (the “Company”) experienced a disruption of its back office and distribution center IT systems, which was due to what is known as Hive ransomware. On January 26, 2023, the U.S. Department of Justice, acting with the FBI, announced the successful disruption of the Hive network. Soon thereafter, the FBI provided tools that the Company began using to restore its affected systems. The Company’s stores and financial system of record were unaffected and remained fully operational. Upon discovering the disruption, the Company immediately activated its incident response and business continuity plan to support the restoration of affected systems. The Company can confirm that sensitive customer data is not retained on its systems.

At this time, the Company’s Information Technology team and its incident response partners have restored affected critical operating systems. The Company is working to minimize the effect on operations and financial results as the flow of merchandise to stores began to normalize during the third week of February 2023. The impact of this disruption was not material to the Company’s fourth quarter fiscal 2022 financial results and, while the Company’s investigation and remediation efforts remain ongoing, it is not expected to be material to the Company’s full year fiscal 2023 financial results.

Forward-Looking Statements

This Current Report on Form 8-K includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the disruption and the impact of the disruption on our business, operations and financial results. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the disruption, legal, reputational and financial risks resulting from such disruption, the effectiveness of business continuity plans during the disruption, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: February 23, 2023	By:	/s/ Heather L. Plutino
	Name:	Heather L. Plutino
	Title:	Chief Financial Officer